SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 14, 2006


                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                     000-51043               43-1705942
  (State or Other Jurisdiction       (Commission File         (I.R.S. Employer
of Incorporation or Organization)         Number)            Identification No.)


12 MASONIC AVE., CAMDEN, NY                                        13316
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (315) 245-3800

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 14, 2006, International Wire Group, Inc. ("International Wire" or the "Company") engaged Deloitte & Touche LLP ("Deloitte") as its independent registered public accounting firm and on the same date dismissed
PricewaterhouseCoopers LLP ("PwC"). The decision to change independent accountants was approved by the Audit Committee of the Board of Directors of International Wire on July 14, 2006.

         The reports of PwC on the financial statements of International Wire for the fiscal year ended December 31, 2005 and for the period from October 20, 2004 to December 31, 2004 and the financial statements of International Wire (Predecessor) for the period from January 1, 2004 to October 19, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

         During the fiscal year ended December 31, 2005, the period from October 20, 2004 to December 31, 2004, and the period from January 1, 2004 to October 19, 2004 (Predecessor), and through July 14, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on International Wire's financial statements for such years.

         During the fiscal years ended December 31, 2005, the period from October 20, 2004 to December 31, 2004, and the period from January 1, 2004 to October 19, 2004 (Predecessor), and through July 14, 2006, there were no "reportable events" with respect to International Wire as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that, as previously disclosed in
Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and in Item 4 of the Company's Form 10-Q for the quarter ended March 31, 2006, the Company concluded that a material weakness in its internal controls over financial reporting related to the Company's deferred income tax accounting existed as of December 31, 2005 and March 31, 2006 due to the absence of effective controls to identify the differences between book and tax accounting for fixed assets and certain inventory reserves and LIFO inventories. The Company has authorized PwC to respond fully to the inquiries of Deloitte concerning the subject matter of such material weakness.

         During the fiscal years ended December 31, 2005, the period from October 20, 2004 to December 31, 2004, and the period from January 1, 2004 to October 19, 2004 (Predecessor), and through July 14, 2006, International Wire did not consult with Deloitte regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on International Wire's financial statements or (2) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a "reportable event" as defined in Item 304(a)(1)(v) of Regulation S-K.

         International Wire provided a copy of the foregoing disclosures to PwC prior to the date of the filing of this report and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

       EXHIBIT    DESCRIPTION
       -------    -----------

         16.1 Letter from PricewaterhouseCoopers to the Securities and Exchange Commission dated July 18, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTERNATIONAL WIRE GROUP, INC.


Date:  July 19, 2006                       By: /s/ Glenn J. Holler
                                               --------------------------------
                                               Name:  Glenn J. Holler
                                               Title: Senior Vice President,
                                                      Chief Financial Officer
                                                      and Secretary


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                                  EXHIBIT INDEX

EXHIBIT                          DESCRIPTION
-------                          -----------

16.1 Letter from PricewaterhouseCoopers to the Securities and Exchange Commission dated July 18, 2006.